                               SCHEDULE 14A INFORMATION

                     PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a party other than the Registrant / /
Check the appropriate box:
/ /   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                   DELTAPOINT, INC.
                                   ----------------
                   (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                   ----------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
    (1)  Title of each class of securities to which transaction applies:
    (2)  Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)  Proposed maximum aggregate value of transaction:
    (5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing Party:
    (4)  Date Filed:

                                DELTAPOINT, INC.

                               380 EL PUEBLO ROAD
                                   SUITE 100
                        SCOTTS VALLEY, CALIFORNIA 95066

                               December 22, 1997

TO THE SHAREHOLDERS OF DELTAPOINT, INC.

Dear Shareholder:

    You are cordially invited to attend the Special Meeting of Shareholders of DeltaPoint, Inc. (the "Company"), which will be held at Wilson, Sonsini, Goodrich and Rosati, 650 Page Mill Road, Palo Alto, California, on Friday, January 16, 1998 at 10:00 a.m.

    Details of the business to be conducted at the Special Meeting are given in the attached Proxy Statement and Notice of Special Meeting of Shareholders.

    It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

    On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Special Meeting.

                                          Sincerely,

                                                 [/S/ JEFFREY F. AIT]
                                          Jeffrey F. Ait
                                          CHIEF EXECUTIVE OFFICER

                                DELTAPOINT, INC.

                               380 EL PUEBLO ROAD
                                   SUITE 100
                        SCOTTS VALLEY, CALIFORNIA 95066

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 16, 1998

                            ------------------------

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of DeltaPoint, Inc., a California corporation (the "Company"), will be held on January 16, 1998 at 10:00 a.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, for the following purposes:

    1. To approve an amendment to the Company's Articles of Incorporation to change the Company's name to "Site Technologies, Inc."

    2. To approve five amendments to the Company's 1995 Stock Option Plan ("Option Plan") to (a) increase the number of shares of Common Stock available for issuance under the Option Plan by 1,200,000 shares to a total of 2,400,000 shares of Common Stock; (b) provide that the maximum number of shares subject to option or stock appreciation rights that may be granted annually to a single employee under the Option Plan be 500,000 shares of Common Stock and that, in the first year of employment, an employee may receive an additional grant of up to a maximum of 400,000 shares of Common Stock subject to option or stock appreciation rights (instead of the present Option Plan provision which provides that the maximum number of shares subject to option or stock appreciation rights that may be granted to a person participating in the Option Plan over the term of the Option Plan is 360,000); (c) increase the number of shares of Common Stock subject to option or stock appreciation rights that will be granted to new members of the Company's Board of Directors from a one-time grant of 20,000 shares of Common Stock to a one-time grant of 50,000 shares of Common Stock; (d) increase the number of shares of Common Stock subject to option or stock appreciation rights that are granted annually to each non-employee member of the Board of Directors under the automatic grant portion of the Option Plan by 1,500 shares to 2,500 shares of Common Stock; and (e) allow discretionary grants of stock options to be made to all non-employee members of the Board of Directors of the Company.

    3. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on December 10, 1997 are entitled to notice of and to vote at the Special Meeting.

    All shareholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Special Meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors

                                                 [/S/ JEFFREY F. AIT]
                                          Jeffrey F. Ait
                                          CHIEF EXECUTIVE OFFICER AND
                                          CHIEF FINANCIAL OFFICER

Scotts Valley, California
December 22, 1997

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                DELTAPOINT, INC.

                             ---------------------

              PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

    The enclosed Proxy is solicited on behalf of DeltaPoint, Inc. (the "Company") for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on January 16, 1998 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304.

    These proxy solicitation materials were mailed on or about December 22, 1997 to all shareholders entitled to vote at the Special Meeting.

                 INFORMATION CONCERNING VOTING AND SOLICITATION

RECORD DATE AND SHARES OUTSTANDING

    Only shareholders of record at the close of business on December 10, 1997 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, 8,516,380 shares of the Company's Common Stock were issued and outstanding. No shares of Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

                            VOTING AND SOLICITATION

    Each shareholder is entitled to one vote for each share of Common Stock on all matters to be voted on by the shareholders. The following two matters (the "Proposals") are scheduled to be voted on at the Special Meeting: (i) the amendment of the Company's Articles of Incorporation to change the Company's name to "Site Technologies, Inc." ("Proposal 1") and (ii) the amendment to the Company's 1995 Stock Option Plan ("Option Plan") to (a) increase the number of shares of Common Stock available for issuance under the Option Plan by 1,200,000 shares to a total of 2,400,000 shares of Common Stock; (b) provide that the maximum number of shares subject to option or stock appreciation rights that may be granted annually to a single employee under the Option Plan in a single year be 500,000 shares of Common Stock and that, in the first year of employment, an employee may receive an additional grant of up to a maximum of 400,000 shares of Common Stock subject to option or stock appreciation rights (instead of the present Option Plan provision which provides that the maximum number of shares subject to option or stock appreciation rights that may be granted to a person participating in the Option Plan over the term of the Option Plan is 360,000);
(c) increase the number of shares of Common Stock subject to option or stock appreciation rights that will be granted to new members of the Company's Board of Directors from a one-time grant of 20,000 shares of Common Stock to a one-time grant of 50,000 shares of Common Stock; (d) increase the number of shares of Common Stock subject to option or stock appreciation rights that are granted annually to each non-employee member of the Board of Directors under the automatic grant portion of the Option Plan by 1,500 shares to 2,500 shares of Common Stock; and (e) allow discretionary grants of stock options to be made to all non-employee members of the Board of Directors of the Company ("Proposal 2"). Proposal 1 requires the affirmative vote of a majority of the outstanding shares of Common Stock to approve. Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Special Meeting to approve. Votes cast by proxy will be tabulated by U.S. Stock Transfer Corporation, the Company's transfer agent. Votes cast in person will be tabulated by the Inspector of Elections at the Special Meeting and added to the proxy tabulation.

    Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted "FOR" the approval of the Proposals. For purposes of the approval of Proposal 1, both abstentions and broker non-votes will have the same effect as votes against the Proposals. For purposes of approval of Proposal 2, abstentions are counted as votes cast and, accordingly, have the same effect as votes against the proposal, whereas broker non-votes are not counted as votes cast and therefore once a quorum is present, will have no effect on the proposal.

    The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting or any adjournment thereof. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Proposals of the Company's shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at its offices at 380 El Pueblo Road, Scotts Valley, California 95066, no later than January 9, 1998, and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of November 30, 1997 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) two of the Company's former Chief Executive Officers and two other executive officers as of December 31, 1996 and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                                            NUMBER OF SHARES
                                                                              BENEFICIALLY      PERCENTAGE OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                           OWNED        BENEFICIALLY OWNED(2)
--------------------------------------------------------------------------  -----------------  ----------------------
Entities affiliated with Oak Investment Partners V, L.P. (3) .............        332,601                 3.9%
  One Gorham Island
  Westport, CT 06880

Raymond R. Kingman, Jr. (4) ..............................................              0                   *
  c/o DeltaPoint, Inc.
  380 El Pueblo Road
  Scotts Valley, CA 95066

John J. Ambrose (5) ......................................................              0                   *
  c/o DeltaPoint, Inc.
  380 El Pueblo Road
  Scotts Valley, CA 95066

                                                                            NUMBER OF SHARES
                                                                              BENEFICIALLY      PERCENTAGE OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                           OWNED        BENEFICIALLY OWNED(2)
--------------------------------------------------------------------------  -----------------  ----------------------
Jeffrey F. Ait (6) .......................................................        244,000                 2.8%
  c/o DeltaPoint, Inc.
  380 El Pueblo Road
  Scotts Valley, CA 95066

William G. Pryor (7) .....................................................        166,835                 1.9%
  c/o DeltaPoint, Inc.
  380 El Pueblo Road
  Scotts Valley, CA 95066

Donald B. Witmer (8) .....................................................        203,750                 2.3%
  c/o DeltaPoint, Inc.
  380 El Pueblo Road
  Scotts Valley, CA 95066

Patrick W. Grady (9) .....................................................        147,538                 1.7%
  c/o DeltaPoint, Inc.
  380 El Pueblo Road
  Scotts Valley, CA 95066

Joseph Marengi (10) ......................................................         52,000                   *
  c/o DeltaPoint, Inc.
  380 El Pueblo Road
  Scotts Valley, CA 95066

Stephen Mendel (11) ......................................................        143,713                 1.7%
  c/o DeltaPoint, Inc.
  380 El Pueblo Road
  Scotts Valley, CA 95066

Thomas Holt (12) .........................................................         30,000                   *
  c/o DeltaPoint, Inc.
  380 El Pueblo Road
  Scotts Valley, CA 95066

All directors and executive officers as a group (5 persons) (13)..........        773,572                 6.9%

------------------------

 *  Less than one percent (1%).

(1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Percentage ownership is based on: 8,516,380 shares of Common Stock outstanding as of November 30, 1997 and any shares issuable pursuant to securities convertible into or exercisable for shares of Common Stock by the person or group in question on November 30, 1997 or within 60 days thereafter.

(3) Consists of 325,289 shares of Common Stock held by Oak Investment Partners V, L.P. ("Oak Investment") and 7,312 shares of Common Stock held by Oak V Affiliates Fund, L.P. ("Oak Affiliates"). Edward F. Glassmeyer is a general partner of Oak Investment and Oak Affiliates. Mr. Glassmeyer disclaims beneficial ownership of the securities held by these entities, except to the extent of his pecuniary interest therein arising from his general partnership in Oak Investment. Oak Affiliates is an affiliate of Oak Investment.

(4) Mr. Kingman resigned as President and Chief Executive Officer and a director of the Company, effective April 15, 1996.

(5) Mr. Ambrose served as the Company's Chief Executive Officer from April 22, 1996 through March 25, 1997.

(6) Includes 225,000 shares of Common Stock subject to a stock option granted in March 1997 which is currently exercisable or exercisable within sixty (60) days after November 30, 1997.

(7) Includes 101,894 shares of Common Stock subject to stock options currently exercisable or exercisable within sixty (60) days after November 30, 1997, including an option to purchase 100,000 shares of Common Stock granted on November 10, 1995.

(8) Consists of 12,500 shares of Common Stock, an immediately exercisable Warrant to purchase 6,250 shares of Common Stock and an option to purchase 135,000, 10,000 and 40,000 shares of Common Stock, respectively granted on November 10, 1995, April 22, 1996 and November 4, 1996, respectively, that is immediately exercisable.

(9) Includes an option to purchase 20,000 shares of Common Stock granted on August 13, 1996 and 1,000 shares of Common Stock granted on June 20, 1997 that is immediately exercisable but subject to a right of repurchase upon termination of service as a director that lapses in equal annual installments over three years and lapses in full on a specified change in control.

(10) Consists of 50,000 shares of Common Stock subject to a stock option granted in July 1997 which is currently exercisable or exercisable within sixty (60) days after November 30, 1997 but subject to a right of repurchase upon termination of service as a director that lapses in equal annual installments over three years and lapses in full on a specified change in control.

(11) Includes an option to purchase 20,000 shares of Common Stock granted in July 1997 that is immediately exercisable but subject to a right of repurchase upon termination of service as a director that lapses in equal annual installments over three years and lapses in full on a specified change in control. Also includes 123,713 shares of Common Stock held by SLF Partners II, L.P. and SLF Partners III, L.P. Mr. Mendel, a director of the Company, is a special limited partner in each of SLF Partners II, L.P. and SLF Partners III, L.P. Mr. Mendel disclaims beneficial ownership of the securities held by these entities except to the extent of his pecuniary interest therein arising from his limited partnership interest in SLF Partners II, L.P. and SLF Partners III, L.P.

(12) Consists of 30,000 shares of Common Stock subject to a Stock Option granted in October 1997.

(13) Consists of 144,713 shares of Common Stock, immediately exercisable warrants to purchase 126,538 shares of Common Stock and 346,000 shares of Common Stock subject to stock options currently exercisable or exercisable within sixty (60) days of November 30, 1997.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Company's Board of Directors was formed on December 1, 1995, and the current members of the Compensation Committee are Messrs. Mendel, Marengi, Holt and Grady. None of these individuals was at any time during 1996 or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

    The following table sets forth the compensation earned by the Company's two former Chief Executive Officers and two other executive officers who earned (or would have earned) salary and bonus for the 1996 fiscal year in excess of $100,000 (collectively, the "Named Officers") for services rendered in all capacities to the Company and its subsidiaries for that fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM COMPENSATION
                                                                                       ------------------------------
                                                                                        NUMBER OF
                                                        ANNUAL COMPENSATION             SECURITIES
                                              ---------------------------------------   UNDERLYING
                                                                       OTHER ANNUAL     OPTIONS(#)      ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR     SALARY($)   BONUS($)   COMPENSATION($)      AWARDS     COMPENSATION($)
---------------------------------  ---------  ----------  ---------  ----------------  ------------  ----------------
John J. Ambrose (1) .............       1996  $   78,461  $  25,000(2)    $    4,500(3)     145,000    $         26(4)
  Chief Executive Officer and
  Director

Raymond R. Kingman, Jr. (5) .....       1996      32,000          0            900(6)            0          141,253(7)
  Chairman of the Board,                1995     108,000          0          4,708(6)      100,000               66(4)
  President and Chief Executive
  Officer

Donald B. Witmer (8) ............       1996     120,000          0         30,000(9)       50,000              251(4)
  Chief Operating Officer, Chief        1995      19,845(9)         0         5,000(9)     135,000                0
  Financial Officer, Secretary
  and Director

William G. Pryor ................       1996     104,950          0              0               0               87(4)
  Vice President of Development         1995      92,500          0              0         100,000               87(4)

------------------------

(1) Mr. Ambrose served as the Company's Chief Executive Officer from April 22, 1996 through March 25, 1997.

(2) Represents a signing bonus of $25,000.

(3) Represents a $500 per month car allowance.

(4) Represents life insurance premiums paid by the Company with respect to insurance policies on the lives of Messrs. Ambrose, Kingman, Witmer and Pryor.

(5) Mr. Kingman resigned as President and Chief Executive Officer and a director of the Company, effective April 5, 1996.

(6) Represents a $300 per month car allowance.

(7) Represents a $22 life insurance premium and a severance payment of $141,231.

(8) Mr. Witmer joined the Company in November 1995 and resigned as Chief Financial Officer in June 1997 and resigned as director of the Company in July 1997.

(9) Represents a $2,000 per month housing allowance and a $500 per month car allowance.

(10) Mr. Pryor resigned as Vice President of Development in October 1997.

STOCK OPTION INFORMATION

    The following table contains information concerning stock option grants made to the Named Officers during the fiscal year ended December 31, 1996. No stock appreciation rights were granted to these individuals during such year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   NUMBER OF
                                                   SECURITIES
                                                   UNDERLYING   % OF TOTAL OPTIONS GRANTED TO   EXERCISE
                                                    OPTIONS       EMPLOYEES IN FISCAL YEAR        PRICE     EXPIRATION
NAME                                               GRANTED(#)       INDIVIDUAL GRANTS(1)        ($/SH)(2)      DATE
------------------------------------------------  ------------  -----------------------------  -----------  ----------
John J. Ambrose.................................      145,000                 35.3%             $    9.50    04/21/06
Raymond R. Kingman, Jr..........................           --                    0%                    --       --
Donald B. Witmer................................       10,000                  2.4%                  9.50    04/21/06
                                                       40,000                  9.7%                  7.50    11/03/06
William G. Pryor................................           --                    0%                    --       --

------------------------

(1) Each of the options listed in the table is immediately exercisable. The shares purchasable thereunder are subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The repurchase right lapses and the optionee vests in a series of equal monthly installments over thirty-six months of service commencing on the date of grant of the option. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of grant. Each option has a maximum term of ten (10) years, subject to earlier termination in the event of the optionee's cessation of service with the Company. Upon optionee's cessation of service with the Company, all unvested options immediately terminate.

(2) In March 1997, the Board of Directors approved a repricing of all options granted under the Company's stock option plans that were outstanding on such date and had an exercise price in excess of the fair market value on such date of $2.25 per share. This option repricing resulted in the cancellation of all the options granted in the last fiscal year to the Named Officers and a regrant of options for the same number of shares at an exercise price of $2.25 per share.

(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise.

    The following table sets forth information concerning option holdings for the fiscal year ended December 31, 1996 with respect to each of the Named Officers. No stock appreciation rights were exercised during such year or were outstanding at the end of that year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                              NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL YEAR       IN-THE-MONEY OPTIONS
                                    SHARES                          END(#)(1)             AT FISCAL YEAR END(2)
                                  ACQUIRED ON     VALUE     --------------------------  --------------------------
NAME                              EXERCISE(#)  REALIZED($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------------------------  -----------  -----------  -----------  -------------  -----------  -------------
John J. Ambrose.................           0            0      145,000              0            0              0
Raymond R. Kingman, Jr..........      72,000      379,517        5,894              0        4,028              0
Donald B. Witmer................           0            0      185,000              0      337,500              0
William G. Pryor................           0            0      101,894              0      250,000              0

------------------------

(1) Each of the options listed in the table is immediately exercisable. The shares purchasable thereunder are subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The repurchase right lapses and the optionee vests in a series of equal monthly installments over thirty-six months of service commencing on the date of grant of the option. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of grant. Each option has a maximum term of ten (10) years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(2) Based on the closing price per share of the Company's Common Stock as listed on the Nasdaq National Market as of December 31, 1996 of $6.00, less the per share exercise price.

                 PROPOSAL 1: TO AMEND THE COMPANY'S ARTICLES OF
                   INCORPORATION TO CHANGE THE COMPANY'S NAME

    In October 1997, the Board of Directors of the Company (the "Board") unanimously adopted a resolution approving an amendment of the Company's Articles of Incorporation to change the Company's name to "Site Technologies, Inc." Pursuant to the proposed amendment, Article I of the Company's Articles of Incorporation would be amended and restated to read as follows:

    "The name of this corporation is Site Technologies, Inc."

    The Company's shareholders are being asked to approve such amendment. The Board believes it is in the best interest of the Company to change its name to reflect the Company's new business objective of becoming a leading provider of scalable World Wide Web ("Web") site development and management solutions for Web based business environments. In light of the foregoing, the Company has been doing business as Site Technologies, Inc. since October 1997.

REQUIREMENT FOR SHAREHOLDER APPROVAL; RECOMMENDATION OF THE BOARD OF DIRECTORS

    At the Special Meeting, the Shareholders are being asked to approve the amendment to the Company's Articles of Incorporation to change the Company's name to "Site Technologies, Inc." The approval of the holders of a majority of the shares of Common Stock entitled to vote at the special meeting will be required to approve the adoption of the amendment. Both abstentions and broker non-votes will have the same effect as votes against this proposal. Upon majority approval, the amendment of the Company's Articles of Incorporation is expected to become effective on or about January 1, 1998, upon the filing of the amendment with the Secretary of State of California.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                             APPROVAL OF PROPOSAL 1

           PROPOSAL 2: APPROVAL OF AMENDMENTS TO THE 1995 STOCK PLAN
                          (AS AMENDED DECEMBER, 1997)

    The shareholders are being asked to vote on a proposal to approve five amendments to the DeltaPoint, Inc. 1995 Stock Option Plan (the "Option Plan"). The first amendment increases the number of shares of Common Stock available for issuance under the Option Plan by 1,200,000 shares to a total of 2,400,000 shares of Common Stock. The second amendment will provide a limit on the maximum number of shares of Common Stock that may be granted annually as an option or stock appreciation right ("SAR") to a single employee under the Option Plan of 500,000 shares of Common Stock and that in the first year of employment an employee may also be granted an option of SAR for an additional 400,000 shares of Common Stock (the "Share Limit"). Presently, the Option Plan provides that no individual participating in the Option Plan may receive options or SARs for more than 360,000 shares over the term of the Option Plan (the "Term Share Limit"). If the amendments are approved, the Share Limit will replace the Term Share Limit. The third amendment will increase the number of shares of Common Stock subject to option or stock appreciation rights that will be granted to new members of the Company's Board of Directors from a one-time grant of 20,000 shares of Common Stock to a one-time grant of 50,000 shares of Common Stock. The fourth amendment will increase the number of shares of Common Stock subject to option or stock appreciation rights that are granted annually to each non-employee member of the Board of Directors under the automatic grant portion of the Option Plan by 1,500 shares to 2,500 shares of Common Stock. The fifth amendment will allow discretionary grants of stock options to be made to all non-employee members of the Board of Directors of the Company. The Board adopted the amendments on December 5, 1997, subject to shareholder approval at the Special Meeting.

    The Board of Directors believes that the increase in the number of shares reserved under the Option Plan and the increase in the Share Limit are necessary in order to enhance the Company's ability to attract the best available talent for key positions in the Company. Allowing for discretionary grants to non-employee directors updates the Option Plan for recent changes made in the securities laws and provides the Company with greater flexibility with respect to director compensation. The increase in the option grants to non-employee directors is intended to adjust these grants for the increase in the Company's capitalization. The original automatic initial stock option grants constituted approximately 1% of the Company's outstanding Common Stock at the time of adoption. The increase in the automatic initial stock option grants will restore the grants to approximately 0.60% of the Company's outstanding capitalization.

SUMMARY OF THE 1995 OPTION PLAN (AS AMENDED)

    GENERAL. The Company established the Option Plan to provide a means whereby employees, officers, directors, consultants and independent advisers of the Company or parent or subsidiary corporations may be given an opportunity to purchase shares of Common Stock. The Option Plan was adopted by the Board of Directors (the "Board") on November 8, 1995 and approved by the shareholders in December 1995. The Board believes that option grants under the Option Plan play an important role in the Company's efforts to attract, employ, and retain employees, directors and consultants of outstanding ability.

    The principal terms and provisions of the Option Plan, as amended, (including the proposed amendments above) are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan will be furnished by the Company to any shareholder upon written request to the Chief Executive Officer at the executive offices in Scotts Valley, California.

    STRUCTURE. The Option Plan is divided into two separate components: (i) the Discretionary Option Grant Program under which employees, non-employee directors and consultants may, at the discretion of the Compensation Committee, be granted options to purchase shares of Common Stock, and (ii) the Automatic Option Grant Program under which option grants will automatically be made at periodic intervals to eligible non-employee directors to purchase shares of Common Stock.

    ADMINISTRATION. The Compensation Committee of the Board, which is comprised of two (2) or more Board members ("Committee"), administers the Option Plan. Committee members serve for such period of time as the Board may determine. No Board member may serve on the Committee if he or she has received an option grant or stock award under the Option Plan or under any other stock plan of the Company or its parent or subsidiary corporations within the twelve (12) month period preceding his or her appointment to the Committee, other than grants under the Automatic Option Grant Program. The Option Plan may also be administered with respect to optionees who are not executive officers subject to the short-swing profit rules of federal securities laws by the Board or a secondary committee comprised of one or more Board members.

    The Committee (or Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the Option Plan) to determine the eligible individuals who are to receive grants under the Option Plan, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, the maximum term for which the Option is to remain outstanding, whether the granted option will be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code ("Code") or a non-statutory option not intended to meet such requirements and the remaining provisions of the option grant.

    ELIGIBILITY. Employees (including officers), consultants and independent contractors who render services to the Company or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive option grants under the Discretionary Option Grant Program. A non-employee member of the Board or the board of any parent or subsidiary corporation is also eligible for option grants under the Discretionary Option Grant Program.

    SECURITIES SUBJECT TO OPTION PLAN. The maximum number of shares of Common Stock which may be issued over the term of the Option Plan shall not exceed 2,400,000 shares. Such authorized share reserve is comprised of (i) the 1,200,000 shares authorized by the Board under the Option Plan, and subsequently approved by the shareholders, plus (ii) an additional increase of 1,200,000 shares which is the subject of this Proposal 2.

    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock appreciation rights granted to such persons, the Option Plan provides that no eligible person may be granted options and separately exercisable SARs to purchase more than 500,000 shares annually of Common Stock under the Option Plan. In addition, notwithstanding this limit, in connection with an eligible person's initial employment with the Company, he or she may be granted options or separately exercisable SARs to purchase up to an additional 400,000 shares of Common Stock.

    Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Option Plan.

DISCRETIONARY OPTION GRANT PROGRAM

    PRICE AND EXERCISABILITY. The option exercise price per share in the case of an Incentive Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the grant date and, in the case of a non-statutory option, eighty-five percent (85%) of the fair market value of the Common Stock on the grant date. The exercise price of an Incentive Option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date of the option grant. Options granted under the Discretionary Option Grant Program become exercisable at such time or times and during such period as the Committee may determine and set forth in the instrument evidencing the option grant.

    The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note (upon such terms and conditions as established by the Committee), other shares of Common Stock of the Company (with some restrictions), or a "cashless" exercise.

    No optionee is to have any shareholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by a qualified domestic relations order or by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

    TERMINATION OF SERVICE. If an optionee's employment or consulting relationship terminates for any reason (other than death), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her option agreement or (ii) the expiration date of such option. To the extent the option is vested and exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The Committee has complete discretion to extend the period of time that outstanding options may be exercised or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting of such shares. The Committee has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

    If an optionee's service terminates as a result of death, then the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance may exercise all or part of the option at any time before such expiration to the extent that the option was vested and exercisable at the time of such termination.

    If an optionee's service terminates for misconduct, then all options held by the optionee shall terminate immediately.

    INCENTIVE OPTIONS. Incentive Options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporations. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the Option Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options shall not exceed one hundred thousand dollars ($100,000).

    LIMITED STOCK APPRECIATION RIGHTS. One or more officers of the Company subject to the short-swing profit restrictions of the federal securities laws may, at the discretion of the Committee, be granted limited stock appreciation rights in connection with their option grants under the Option Plan. Any option with such a limited stock appreciation right in effect for at least six (6) months may be unconditionally surrendered, to the extent exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return, the officer will be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer over (ii) the option exercise price.

    TANDEM STOCK APPRECIATION RIGHTS. The Committee is authorized to issue tandem stock appreciation rights in connection with option grants under the Discretionary Option Grant Program. Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option on the surrender date over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Committee, be made in cash or in shares of Common Stock.

AUTOMATIC OPTION GRANT PROGRAM

    Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. These special grants may be summarized as follows:

    - Each individual who is a non-employee Board member on the date of the Company's initial public offering and each individual who first becomes a non-employee Board member after the date of such initial public offering, whether through election by the shareholders or appointment by the Board, will automatically be granted, at the time of the offering or at the time of such initial election or appointment, a nonstatutory stock option to purchase 50,000 shares of Common Stock. In no event may a non-employee Board member receive more than one initial 50,000 share option grant.

    - On the date of each Annual Shareholders Meeting beginning with the 1997 Annual Meeting, each individual who continues to serve as a director, whether or not such individual is standing for re-election, will receive an additional grant of a nonstatutory stock option under the Option Plan to purchase 2,500 shares of Common Stock, provided such individual has been a member of the Board for at least six months.

    TERMS AND CONDITIONS. Each option grant under the Automatic Option Grant Program will be subject to the following terms and conditions:

    1. The option price per share will be equal to the fair market value per share of Common Stock on the automatic grant date and each option is to have a maximum term of ten years from the grant date.

    2. Each automatic option grant will be immediately exercisable for all of the option shares; the shares purchasable under the option shall be subject to repurchase at the original exercise price in the event the optionee's Board service should cease prior to full vesting. With respect to each grant, the repurchase right shall lapse and the optionee vest in a series of three (3) equal and successive annual installments over the optionee's period of continued service as a Board member, with the first such installment to vest upon the optionee's completion of one (1) year of Board service, measured from the option grant date.

    3. The option will remain exercisable for a 12-month period following the optionee's termination of service as a Board member for any reason and may be exercised following the Board member's death by the personal representatives of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which it is vested and exercisable at the time of the optionee's cessation of Board service.

    4. The option shares will become fully vested in the event of a Corporate Transaction (as defined below) or a Change in Control (as defined below). The option shares will become fully vested in the event of the optionee's cessation of Board service by reason of death or permanent disability.

    5. Upon the occurrence of a hostile tender offer, the optionee shall have a thirty (30) day period in which to surrender to the Company each automatic option which has been in effect for at least six (6) months and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share (whether or not the optionee is otherwise vested in those shares) equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option exercise price payable per share.

    6. Option grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program. The remaining terms and conditions of the option will in general conform to the terms described below for option grants under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

GENERAL PROVISIONS

    ACCELERATION OF OPTIONS/TERMINATION OF REPURCHASE RIGHTS. Upon the occurrence of either of the following transactions (a "Corporate Transaction"):

        (i) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company, or

        (ii) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction, each outstanding option under the Option Plan will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares at the time subject to such option. However, an outstanding option shall not accelerate if and to the extent: (a) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent), (b) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (c) the acceleration of such option is subject to other limitations imposed by the Committee at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

    Also upon a Corporate Transaction, the Company's outstanding repurchase rights applicable to options granted under the Discretionary Option Grant Program will terminate automatically unless assigned to the successor corporation.

    Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Company's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the optionee's service should subsequently terminate by reason of an involuntary termination within twelve (12) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the involuntary termination.

    Upon the occurrence of the following transactions ("Change in Control"):

       (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires beneficial ownership of more than fifty percent (50%) of the Company's outstanding voting stock without the Board's recommendation, or

       (ii) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases by reason of a proxy contest, to be comprised of individuals who (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for selection as Board members by a majority of the Board in (a) who were still in office at the time such election or nomination was approved by the Board, the Committee has the discretion to accelerate outstanding options and terminate the Company's outstanding repurchase rights. The Committee also has the discretion to accelerate outstanding options and terminate the Company's outstanding repurchase rights upon the subsequent termination of the optionee's service within a specified period following the Change in Control.

    The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

    VALUATION. For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on Nasdaq.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event any change is made to the Common Stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the Option Plan, (ii) the maximum number and class of securities for which any one person may be granted options and separately exercisable stock appreciation rights per calendar year, (iii) the number and class of securities for which automatic option grants are to be subsequently made per director under the Automatic Option Grant Program and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

    Each outstanding option which is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would otherwise have been issued, in consummation of such Corporate Transaction, to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Option Plan on both an aggregate and a per-participant basis.

    AMENDMENT AND TERMINATION OF PLAN. The Board may amend or modify the Option Plan in any and all respects whatsoever. However, the Board may not, without the approval of the Company's shareholders, (i) materially increase the maximum number of shares issuable under the Option Plan (except in connection with certain changes in capitalization), (ii) materially modify the eligibility requirements for option grants, or (iii) otherwise materially increase the benefits accruing to participants under the Option Plan.

    Unless sooner terminated by the Board, the Option Plan will in all events terminate in 2005. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

NEW PLAN BENEFITS AND OPTION GRANT TABLE

    Because the Option Plan is discretionary, benefits to be received by individual optionees are not determinable. The table below shows, as to each of the executive officers named in the Summary Compensation Table and the various indicated groups, (i) the number of shares of Common Stock for which options have been granted under the Option Plan for the one (1)-year period ending December 31, 1996 and (ii) the weighted average exercise price per share.

                                                                                                      WEIGHTED
                                                                                                  AVERAGE EXERCISE
                                                                                    NUMBER OF         PRICE OF
NAME AND POSITION                                                                 OPTION SHARES    GRANTED OPTIONS
--------------------------------------------------------------------------------  -------------  -------------------
Raymond R. Kingman, Jr.(1) .....................................................            0                 0
  President and Chief Executive Officer

John J. Ambrose(2) .............................................................      145,000         $    2.25
  Chief Executive Officer

William G. Pryor (3) ...........................................................            0                 0
  Vice President of Development

Donald B. Witmer (4) ...........................................................       50,000              2.25
  Chief Operating Officer and Chief Financial Officer

All current executive officers as a group 4 persons.............................      420,000              2.25

All current directors (other than executive officers) as a group 2 persons......       30,000              7.50

All employees, including current officers who are not executive officers, as a        410,344              2.25
  group 47 persons..............................................................

------------------------

(1) Mr. Kingman terminated from employment with the Company, effective April 5, 1996.

(2) Mr. Ambrose terminated employment with the Company, effective March 25,
    1997.

(3) Mr. Pryor terminated employment with the Company, effective October 9, 1997.

(4) Mr. Witmer terminated employment with the Company, effective June 16, 1997.

FEDERAL INCOME TAX CONSEQUENCES

    Options granted under the Option Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the spread on an Incentive Stock Option (the excess of the fair market value of the purchased shares at the time of exercise over the exercise price paid for those shares) is normally included in the optionee's alternative minimum taxable income at the time of exercise and may be subject to the alternative minimum tax. In addition, the optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

    For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

    Upon a qualifying disposition of the shares, the optionee will recognize either long-term capital gain or loss. If there is a disqualifying disposition of the shares, then the excess of (i) the lesser of the sales price or the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain. Any loss on a disqualifying disposition will be a capital loss. Presently there is no withholding requirement for an Incentive Stock Option.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount of ordinary income the optionee recognizes. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company's executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million deduction limitation which covers certain executive officers of the Company.

    NON-STATUTORY STOCK OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and if the optionee is an employee the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    Special provisions of the Internal Revenue Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

        (i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (b) the exercise price paid for the shares.

        (ii) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million deduction limitation which covers certain executive officers of the Company.

    STOCK APPRECIATION RIGHTS. No income will be recognized by a recipient in connection with the grant of an SAR. When the SAR is exercised, the recipient generally will be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any Common Stock received on the exercise. In the case of a recipient who is also an employee, any income recognized on exercise of a SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount. If the optionee receives Common Stock upon the exercise of a SAR, any gain or loss on the subsequent sale of such stock will be treated in the same manner as discussed above under "Nonstatutory Stock Options."

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK APPRECIATION RIGHTS, AND THE COMPANY WITH

RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

REQUIREMENT FOR SHAREHOLDER APPROVAL; RECOMMENDATION OF THE BOARD OF DIRECTORS

    At the Special Meeting, the shareholders are being asked to approve the amendments to the Option Plan. The affirmative vote of the holders of a majority of the shares present or represented by proxy at the Special Meeting will be required to approve the amendments to the Option Plan. Abstentions are counted as votes cast and, accordingly, have the same effect as votes against the proposal, whereas broker non-votes are not counted as votes cast and therefore once a quorum is present, will have no effect on the proposal.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                             APPROVAL OF PROPOSAL 2

                         TRANSACTION OF OTHER BUSINESS

    The Board of Directors of the Company knows of no other matters which may be brought before the Special Meeting. If any other matters properly come before the Special Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                                          THE BOARD OF DIRECTORS

Scotts Valley, California
December 22, 1997

                                DELTAPOINT, INC.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 16, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned shareholder of DELTAPOINT, INC., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated December 22, 1997, and hereby appoints Jeffrey F. Ait and Patrick Grady as proxy attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of DELTAPOINT, INC. to be held at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304 on Friday, January 16, 1998 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

      1. To approve an amendment to the Company's Articles of Incorporation to change the Company's name to "Site Technologies, Inc."

                     / /  FOR                   / /  WITHHELD

      2. To approve five amendments to the Company's 1995 Stock Option Plan ("Option Plan") to (a) increase the number of shares of Common Stock available for issuance under the Option Plan by 1,200,000 shares to a total of 2,400,000 shares of Common Stock; (b) provide that the maximum number of shares subject to option or stock appreciation rights that may be granted annually to a single employee under the Option Plan be 500,000 shares of Common Stock and that, in the first year of employment, an employee may receive an additional grant of up to a maximum of 400,000 shares of Common Stock subject to option or stock appreciation rights (instead of the present Option Plan provision which provides that the maximum number of shares subject to option or stock appreciation rights that may be granted to a person

                                                                SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SIDE
participating in the Option Plan over the term of the Option Plan is 360,000);
(c) increase the number of shares of Common Stock subject to option or stock appreciation rights that will be granted to new members of the Company's Board of Directors from a one-time grant of 20,000 shares of Common Stock to a one-time grant of 50,000 shares of Common Stock; (d) increase the number of shares of Common Stock subject to option or stock appreciation rights that are granted annually to each non-employee member of the Board of Directors under the automatic grant portion of the Option Plan by 1,500 shares to 2,500 shares of Common Stock; and (e) allow discretionary grants of stock options to be made to all non-employee members of the Board of Directors of the Company.

                    / /  FOR                    / /  WITHHELD

    3. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

                    / /  FOR                    / /  WITHHELD

                                                                                                                    MARK HERE FOR
                                                                                                                    ADDRESS CHANGE
                                                                                                                     AND NOTE NEW
                                                                                                                   ADDRESS IN SPACE
                                                                                                                     TO THE LEFT

                                                                                                                         / /


                                                Please mark, sign, date and
                                                return the proxy card promptly
                                                using the enclosed envelope.

                                                NOTE:  Please sign exactly as
                                                       name appears on your
                                                       stock certificate. If the
                                                       stock is registered in
                                                       the names of two or more
                                                       persons, each should
                                                       sign. Executors,
                                                       administrators, trustees,
                                                       guardians, attorneys and
                                                       corporate officers should
                                                       insert their titles.
                                            Signature: ________________ Date: __
                                            Signature: ________________ Date: __